UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2022 (October 4, 2022)

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	333-267381	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported on a Current Report on Form 8-K filed by dMY Squared Technology Group, Inc. (the “Company”) on October 4, 2022 (the “Initial Form 8-K”), on October 4, 2022, the Company completed its initial public offering (the “IPO”) of 6,000,000 units (the “Units”) pursuant to the Company’s registration statement on Form S-1 (File No. 333-267381). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Shares”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating net proceeds to the Company of $59,135,000 (after giving effect to the reimbursement of certain of the Company’s expenses and the currently payable portion of the underwriters’ discount, equal to $0.14 per Unit).

Also as previously reported on the Initial Form 8-K, substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 2,840,000 warrants (the “Private Placement Warrants”), at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, dMY Squared Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $2,840,000.

Additionally, substantially concurrently with the closing of the IPO, the Sponsor extended an overfunding loan to the Company in an aggregate amount of $900,000, equal to $0.15 per Unit (the “Overfunding Loan”), generating gross proceeds to the Company of $900,000.

A total of $60,900,000 (which amount includes $2,100,000 of the underwriters’ deferred discount) was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 4, 2022 reflecting receipt of the proceeds upon consummation of the IPO, the Private Placement and the Overfunding Loan has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of October 4, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Co-Chief Executive Officer and Chairman

Date: October 10, 2022